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                                                                    Exhibit 10.1

                                STOCK OPTION PLAN

     1. PURPOSE OF THE PLAN. Under this Stock Option Plan (the "Plan") of Freei Networks, Inc. (the "Company") options may be granted to eligible employees to purchase shares of the Company's capital stock. The Plan is designed to enable the Company and its subsidiaries to attract, retain and motivate their employees by providing for or increasing the proprietary interests of such employees in the Company. The Plan provides for options which qualify as incentive stock options ("Incentive Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), as well as options which do not so qualify.

     2. STOCK SUBJECT TO PLAN. The maximum number of shares of stock for which options granted hereunder may be exercised shall be 1,500,000 shares of no par common stock, subject to the adjustments provided in Sections 6 and 11. Shares of stock subject to the unexercised portions of any options granted under this Plan which expire or terminate or are cancelled may again be subject to options under the Plan. However, if stock appreciation rights are granted with respect to any options under this Plan, the total number of shares of stock for which further options may be granted under this Plan shall be irrevocably reduced not only when there is an exercise of an option granted under this Plan, but also when such option is surrendered upon an exercise of a stock appreciation right granted under this Plan, in either case by the number of shares covered by the portion of such option which is exercised or surrendered. When the exercise price for an option granted under this Plan is paid with previously outstanding shares or with shares as to which the option is being exercised, as permitted in
Section 9, the total number of shares of stock for which further options may be granted under this Plan shall be irrevocably reduced by the total number of shares for which such option is thus exercised, without regard to the number of shares received or retained by the Company in connection with that exercise, but if that exercise results in the grant of a replacement option in accordance with
Section 15 the total number of shares of stock for which further options may be granted under this Plan shall not be reduced by the number of received or retained shares for which that replacement option is granted until and unless the replacement option itself is exercised, whereupon it shall be reduced by the number of shares for which the replacement option is exercised.

     3. ELIGIBLE EMPLOYEES. The employees eligible to be considered for the grant of options hereunder are any persons regularly employed by the Company or its parent(s) or subsidiaries in a managerial, professional or technical capacity on a full-time, salaried basis.

     4. MINIMUM EXERCISE PRICE. The exercise price for each option granted hereunder shall be not less than 100% of the fair market value of the stock at the date of the grant of the option.

     5. NONTRANSFERABILITY. Any option granted under this Plan shall by its terms be nontransferable by the optionee other than by will or the laws of descent and distribution and is exercisable during the optionee's lifetime only by him or by his guardian or legal representative.

     6. ADJUSTMENTS. If the outstanding shares of stock of the class then subject to this Plan are increased or decreased, or are changed into or exchanged for a different number or kind of shares or securities, as a result of one or more reorganizations, recapitalizations, stock splits, reverse


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stock splits, stock dividends or the like, appropriate adjustments shall be made in the number and/or kind of shares or securities for which options may thereafter be granted under this Plan and for which options then outstanding under this Plan may thereafter be exercised. Any such adjustment in outstanding options shall be made without changing the aggregate exercise price applicable to the unexercised portions of such options.

7. MAXIMUM OPTION TERM. NO option granted under this Plan may be exercised in whole or in part more than ten years after its date of grant.

8. PLAN DURATION. Options may not be granted under this Plan more than ten years after the date of the adoption of this Plan, or of shareholder approval thereof, whichever is earlier.

9. PAYMENT. Payment for stock purchased upon any exercise of an option granted under this Plan shall be made in full in cash concurrently with such exercise, except that, if and to the extent the instrument evidencing the option so provides and if the Company is not then prohibited from purchasing or acquiring shares of such stock, such payment may be made in whole or in part with shares of the same class of stock as that then subject to the option, delivered in lieu of cash concurrently with such exercise, the shares so delivered to be valued on the basis of the fair market value of the stock (determined in a manner specified in the instrument evidencing the option) on the day preceding the date of exercise. If and while payment with stock is permitted for the exercise of an option granted under this Plan in accordance with the foregoing provision, the person then entitled to exercise that option may, in lieu of using previously outstanding shares therefor, use some of the shares as to which the option is then being exercised.

10. ADMINISTRATION. The Plan shall be administered by the Company's board of directors (the "Board") or, at the discretion of the Board, by a committee (the "Committee") of not less than two members of the Board each of whom shall not at any time during his service as an administrator of the Plan be an officer or employee of the Company or of any parent or subsidiary corporation of the Company.

The interpretation and construction by the Committee of any term or provision of the Plan or of any option granted under it shall be final, unless otherwise determined by the Board in which event such determination by the Board shall be final. The Board or the Committee may from time to time adopt rules and regulations for carrying out this Plan and, subject to the provisions of this Plan, may prescribe the form or forms of the instruments evidencing any option granted under this Plan.

Subject to the provisions of this Plan, the Board or, by delegation from the Board, the Committee, shall have full and final authority in its discretion to select the employees to be granted options, to grant such options and to determine the number of shares to be subject thereto, the exercise prices, the terms of exercise, expiration dates and other pertinent provisions thereof.

11. CORPORATE REORGANIZATIONS. Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company as a result of which the outstanding


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securities of the class then subject to options hereunder are changed into or exchanged for cash or property or securities not of the Company's issue, or any combination thereof, or upon a sale of substantially all the property of the Company to, or the acquisition of stock representing more than eighty percent (80%) of the voting power of the stock of the Company then outstanding by, another corporation or person, the Plan shall terminate, and all options theretofore granted hereunder shall terminate, unless provision be made in writing in connection with such transaction for the continuance of the Plan and/or for the, assumption of options covering the stock of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event the Plan and options theretofore granted shall continue in the manner and under the terms so provided. If the Plan and unexercised options shall terminate pursuant to the foregoing sentence, all persons entitled to exercise any unexercised portions of options then outstanding shall have the right, at such time prior to the consummation of the transaction causing such termination as the Company shall designate, to exercise the unexercised portions of their options, including the portions thereof which would, but for this paragraph entitled "Corporate Reorganizations," not yet be exercisable. The instrument evidencing any option may also provide for such acceleration of otherwise unexercisable portions of the option upon other specified events or occurrences, such as involuntary terminations of the option holder's employment following certain changes in the control of the Company.

12. STOCK APPRECIATION RIGHTS. If the instrument evidencing the option so provides, an option granted under this Plan (herein sometimes referred to as the "corresponding option") may include the right (a "Stock Appreciation Right") to receive an amount equal to some or all of the excess of the fair market value (determined in a manner specified in the instrument evidencing the corresponding option) of the shares subject to unexercised portions of the corresponding option over the aggregate exercise price for such shares under the corresponding option as of the date the Stock Appreciation Right is exercised. The amount payable upon exercise of a Stock Appreciation Right may be paid in cash or in shares of the class then subject to the corresponding option (valued on the basis of their fair market value, determined as specified with respect to the measurement of the amount payable as aforesaid), or in a combination of cash and such shares so valued. No Stock Appreciation Right may be exercised in whole or in part (a) other than in connection with the contemporaneous surrender without exercise of such corresponding option, or the portion thereof that corresponds to the portion of the Stock Appreciation Right being exercised, or (b) except to the extent that the corresponding option or such portion thereof is exercisable on the date of exercise of the Stock Appreciation right by the person exercising the Stock Appreciation Right, or (c) unless the class of stock then subject to the corresponding option is then "publicly traded." For this purpose, a class of stock is "publicly traded" if it is listed or admitted to unlisted trading privileges on a national securities exchange or on the NASDAQ National Market or if sales or bid and offer quotations therefor are reported on the automated quotation system ("NASDAQ") operated by the National Association of Securities Dealers, Inc. or on any then operative successor to the NASDAQ system.

13. RESTRICTED STOCK If the instrument evidencing the option so provides, shares of stock issued on exercise of an option granted under this Plan may upon issuance be subject to the following restrictions (and, as used herein, "restricted stock" means shares issued on exercise of


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options granted under this Plan which are still subject to restrictions imposed under this Section 13 that have not yet expired or terminated):

     (a) shares of restricted stock may not be sold or otherwise transferred or hypothecated;

     (b) if the employment of the holder of shares of restricted stock with the Company or a subsidiary is terminated for any reason other than his death, normal or early retirement in accordance with his employer's established retirement policies or practices, or total disability, the Company (or any subsidiary designated by it) shall have the option for sixty (60) days after such termination of employment to purchase for cash all or any part of his restricted stock at the lesser of (i) the price paid therefor by the holder, or
(ii) the fair market value of the restricted stock on the date of such termination of employment (determined in a manner specified in the instrument evidencing the option); and

     (c) as to the shares of stock affected thereby, any additional restrictions that may be imposed on particular shares of restricted stock as specified in the instrument evidencing the option.

     The restrictions imposed under this Section 13 shall apply as well to all shares or other securities issued in respect of restricted stock in connection with any stock split, reverse stock split, stock dividend, recapitalization, reclassification, spin-off, split-off, merger, consolidation or reorganization, but such restrictions shall expire or terminate at such time or times as shall be specified therefor in the instrument evidencing the option which provides for the restrictions.

     14. FINANCIAL ASSISTANCE The Company is vested with authority under this Plan to assist any employee to whom an option is granted hereunder (including any director or officer of the Company or any of its subsidiaries who is also an employee) in the payment of the purchase price payable on exercise of that option, by lending the amount of such purchase price to such employee on such terms and at such rates of interest and upon such security (or unsecured) as shall have been authorized by or under authority of the Board.

     15. REPLACEMENT OPTIONS. If the instrument evidencing the option so provides, when the exercise price of an option granted under this Plan (herein sometimes referred to as the "reloaded option") is paid with previously outstanding shares or with shares as to which the option is being exercised, as permitted in Section 9, such exercise of the reloaded option shall result in the automatic and simultaneous grant to the exercising optionee of a supplemental option under this Plan (herein sometimes referred to as a "replacement option") for a number of shares equal to the number of shares delivered by the optionee or retained by the Company in the exercise of the reloaded option, subject to the adjustments provided in Sections 6 and 11, at an exercise price per share equal to the fair market value (determined in a manner specified in the instrument evidencing the reloaded option) of the shares subject to the replacement option on the date the reloaded option is thus exercised. The replacement option shall expire on the expiration date of the reloaded option and shall in other respects contain the same terms and provisions as the reloaded option, except that:* (a) the replacement option shall not itself provide for any further replacement options upon its exercise; and (b) the replacement option may not be exercised


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before the earlier of (i) the expiration of one year after the date it is granted or (ii) the first day of the calendar month in which it is scheduled to expire, subject to any acceleration of its exercisability under Section 11 hereof.

     16. RESTRICTIONS APPLICABLE UNTIL THE COMPANY IS SUBJECT TO FEDERAL REPORTING REQUIREMENTS. Notwithstanding any other provisions of this Plan, unless and until the Company has become a reporting company with respect to any class of its equity securities under the Securities Exchange Act of 1934, as amended: (a) no, option, granted under this Plan may be exercised prior to the calendar month in which that option is scheduled to expire by its terms (without regard to any provisions for premature termination or cancellation); (b) prior to that calendar month in which the option is scheduled to expire by its terms, the Company has the right, exercisable at its discretion, to cancel and purchase any such option for an amount equal to the excess, if any, of the fair market value (determined in a manner specified in the instrument evidencing the option) of the stock subject to that option over its exercise price; and (c) no option granted under this Plan may be transferred, except upon the death of the grantee of the option to that grantee's estate or the administrator(s) or executor(s) of that estate (this exception does not extend to or permit the distribution or other transfer by that estate or executor(s) or administrator(s) to the grantee's heirs or other beneficiaries of the estate, and under the circumstances described in this paragraph any portion of the option remaining unexercised at the time of the final distribution of that estate will then terminate).

     17. AMENDMENT AND TERMINATION. The Board may alter, amend, suspend or terminate this Plan, provided that no such action shall deprive an optionee, without his consent, of any option granted to the optionee pursuant to this Plan or of any of his rights under such option. Except as herein provided, no such action of the Board, unless taken with the approval of the shareholders of the Company, may:

     (a) increase the maximum number of shares for which options granted under this Plan may be exercised;

     (b) reduce the minimum permissible exercise price;

     (c) extend the ten-year duration of this Plan set forth herein; or

     (d) alter the class of employees eligible to receive options under the Plan.

     ADOPTED BY FREEI NETWORKS, INC. SHAREHOLDERS AT MEETING HELD ON APRIL 12,1999.

     -----------------------------
     Secretary


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                             STOCK OPTION AGREEMENT

     Freei Networks, Inc. (the "Company"), desiring to afford an opportunity to the Grantee named below to purchase certain shares of the Company's no par common stock, to provide the Grantee with an added incentive as an employee of the Company or of one or more of its subsidiaries, hereby grants to Grantee, and the Grantee hereby accepts, an option to purchase the number of such shares optioned as specified below, during the term ending at midnight (prevailing local time at the Company's principal offices) on the expiration date of this Option specified below, at the option exercise price specified below, subject to and upon the following terms and conditions:

     1. IDENTIFYING PROVISIONS: As used in this Option, the following terms shall have the following respective meanings:

     (a) Grantee:
     (b) Date of grant:
     (c) Number of shares optioned:
     (d) Option exercise price per share:
     (e) Expiration date:

This Option is not intended to be and shall not be treated as an incentive stock option under Section 422 of the Internal Revenue Code unless this sentence has been manually lined out and its deletion is followed by the signature of the corporate officer who signed this Option on behalf of the Company:

     2. TIMING OF PURCHASES: This Option is not exercisable in any part until one (1) year after the date of grant. Upon the expiration of one (1) year after the date of grant and subject to the provisions for termination and acceleration herein, this Option shall become exercisable in installments as follows: This Option may not in the aggregate be exercised as to more than twenty-five percent (25%) of the total number of shares optioned until one (1) year after the date of grant. Following each quarter after April 30, 2000 (i.e., July 31,
October 31, January 31, April 30) an additional 6.35% of this Option may be exercised. Upon the expiration of four (4) years after the date of grant, this Option may be exercised as to all optioned shares for which it had not previously been exercised, until and including the expiration date of this Option whereupon the Option shall expire and may thereafter no longer be exercised.

     3. RESTRICTIONS ON EXERCISE: The following additional provisions shall apply to the exercise of this Option:

     (i) TERMINATION OF EMPLOYMENT. If the Grantee's employment by the Company or any of its subsidiaries is terminated for any reason other than death only that portion of this Option exercisable at the time of such termination of employment may thereafter be exercised, and it


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          may not be exercised more than three (3) months after such termination nor after the expiration date of this Option, whichever date is sooner, unless such termination is by reason of the Grantee's permanent and total disability, in which case such period of three (3) months shall be extended to one (1) year. In all other respects, this Option shall terminate upon such termination of employment.

     (ii) DEATH OF GRANTEE. If the Grantee shall die during the term of this Option, the Grantee's legal representative or representatives, or the person or persons entitled to do so under the Grantee's last will and testament or under applicable intestate laws, shall have the right to exercise this Option, but only for the number of shares as to which the Grantee was entitled to exercise this Option in accordance with
          Section 2 hereof on the date of his death, and such right shall expire and this Option shall terminate one (1) year after the date of the Grantee's death or on the expiration date of this Option, whichever date is sooner. In all other respects, this Option shall terminate upon such death.

     (iii) CONTINUITY OF EMPLOYMENT. This Option shall not be exercisable by the Grantee in any part unless at all times beginning with the date of grant and ending no more than three (3) months prior to the date of exercise, the Grantee has, except for military service leave, sick leave or other bona fide leave of absence (such as temporary employment by the United States Government) been in the continuous employ of the Company or a parent or subsidiary thereof, except that such period of three (3) months shall be one (1) year following any termination of the Grantee's employment by reason of his permanent and total disability.

     4. NON-TRANSFERABLE: The Grantee may not transfer this Option except by will or the laws of descent and distribution. This Option shall not be otherwise transferred, assigned, pledged, hypothecated or disposed of in any way, whether by operation of law or otherwise, and shall be exercisable during the Grantee's lifetime only by the Grantee or his guardian or legal representative.

     5. ADJUSTMENTS AND CORPORATE REORGANIZATIONS: Subject to the provisions of the Company's Stock Option Plan under which this Option is granted, if the outstanding shares of the class then subject to this Option are increased or decreased, or are changed into or exchanged for a different number or kind of shares or securities, as a result of one or more reorganizations, recapitalizations, stock splits, reverse stock splits, stock dividends or the like, appropriate adjustments shall be made in the number and/or kind of shares or securities for which the unexercised portions of this is Option may thereafter be exercised, all without any change in the aggregate exercise price applicable to the unexercised portions of this Option, but with a corresponding adjustment in the exercise price per share or other unit. No fractional share of stock shall be issued under this Option or in connection with any such adjustment. Such adjustments shall be made by or under authority of the Company's board of directors whose determinations as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then subject to this Option are changed into or exchanged for cash or property or securities not of the


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Company's issue, or any combination thereof, or upon a sale of substantially all the property of the Company to, or the acquisition of stock representing more than eighty percent (80%) of the voting power of the stock of the Company then outstanding by, another corporation or person, this Option shall terminate, unless provision be made in writing in connection with such transaction for the assumption of options theretofore granted under the Stock Option Plan under which this Option was granted, or the substitution for such options of any options covering the stock of a successor employer corporation, or a parent or, subsidiary thereof, with appropriate adjustments as to, the number and kind of shares and prices, in which event this Option shall continue in the manner and under the terms so provided. If this Option shall terminate pursuant to the foregoing sentence, the Grantee shall have the right, at such time prior to the consummation of the transaction causing such termination as the Company shall designate, to exercise the unexercised portions of this Option, including the portions thereof which would, but for this Section entitled "Adjustments and Corporate Reorganizations," not yet be exercisable.

     6. CHANGES IN CONTROL: Notwithstanding any other provisions hereof, this Option shall accelerate so that the Grantee shall have the right, at all times until the expiration or earlier termination of the Option, to exercise the unexercised portions of this Option, including the portions thereof which would, but for this Section entitled "Changes in Control," not yet be exercisable, from and after any Involuntary Termination within twenty-four (24) months after a Change in Control that occurs while the Grantee is an employee of the Company or any of its subsidiaries. For purposes of this paragraph: (a) an "Involuntary Termination" is any termination of the Grantee's employment with the Company or any of its subsidiaries for reasons other than (1) the Grantee's death, (2) the Grantee's total and permanent disability, (3) the Grantee's retirement under circumstances that entitle the Grantee to full benefits under one or another of his employer's retirement or pension plans or programs generally applicable to salaried employees, (4) termination for cause (meaning (i) an act by the Grantee resulting or intended to result directly or indirectly in substantial gain or personal enrichment at the expense of the Company or any of its affiliated corporations, or (ii) the Grantee's willful engagement in misconduct that results in material injury to the Company or any of its affiliated corporations, or (iii) the Grantee's willful and continued failure substantially to perform the Grantee's duties to the Company or a subsidiary after a written demand for substantial performance is delivered to the Grantee by the Company's chief executive officer, or by the Company's board of directors if the Grantee is the chief executive officer, which specifically identifies the manner in which it is believed that the Grantee has not substantially performed his duties), or (5) the Grantee's voluntary termination of employment following the assignment to the Grantee by his employer of any duties that are significantly incompatible with, and detract from, the Grantee's position, duties, titles, offices, responsibilities or status with the Company or a subsidiary immediately before the Change in Control; and (b) a "Change in Control" means any of the following events if they occur after the date of grant of this Option and after the class of stock then subject to this Option becomes Publicly Traded (as defined herein): the direct or indirect beneficial ownership (within the meaning of
Section 13(d) of the Securities Exchange Act of 1934 and Regulation 13D-G thereunder) of 50% or more of the class of securities then subject to this Option is acquired or becomes held by any person or group of persons (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934), or the sale, mortgage, lease or other transfer in one or more transactions not in the ordinary course of the Company's business of assets or

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earning power constituting more than 50% of the assets or earning power of the
Company and its subsidiaries (taken as a whole) to any such person or group of persons.

     7. EXERCISE, PAYMENT FOR AND DELIVERY OF STOCK: This Option may be exercised by the Grantee or other person then entitled to exercise it by giving four (4) business days' written notice of exercise to the Company specifying the number of shares to be purchased and the total purchase price, accompanied by a check to the order of the Company in payment of such price. If the Company is required to withhold on account of any present or future tax imposed as a result of such exercise, the notice of exercise shall be accompanied by a check to the order of the Company in payment of the amount of such withholding.

     8. ALTERNATIVE PAYMENT WITH STOCK: Notwithstanding the foregoing provisions requiring payment by check, payment of such purchase price or any portion thereof may be made with shares of stock of the same class as the shares then subject to this Option, if shares of that class are then Publicly Traded (as defined herein), such shares to be credited toward such purchase price on the valuation basis set forth below, in which event the stock certificates evidencing the shares so to be used shall accompany the notice of exercise and shall be duly endorsed or accompanied by duly executed stock powers to transfer the same to the Company; provided, however, that such payment in stock instead of cash shall not be effective and shall be rejected by the Company if (i) the Company is then prohibited from purchasing or acquiring shares of the class of its stock thus tendered to it, or (ii) the right or power of the person exercising the Option to deliver such shares in payment of said purchase price is subject to the prior interests of any other person (excepting the Company), as indicated by legends upon the certificate(s) or as known to the Company. For credit toward the purchase price, shares so surrendered shall be valued at their Fair Market Value (as defined herein) as of the day immediately preceding the delivery to the Company of the certificate(s) evidencing such shares. If the Company rejects the payment in stock, the tendered notice of exercise shall not be effective hereunder unless promptly after being notified of such rejection the person exercising the Option pays the purchase price in acceptable form. If and while payment of the purchase price with stock is permitted in accordance with the foregoing provisions, the person then entitled to exercise this Option may, in lieu of using previously outstanding shares therefor, use some of the shares as to which this Option is then being exercised, in which case the notice of exercise need not be accompanied by any stock certificates but shall include a statement directing the Company to withhold so many of the shares that would otherwise have been delivered upon that exercise of this Option as equals the number of shares that would have been transferred to the Company if the purchase price had been paid with previously issued stock.

     9. RIGHTS IN SHARES BEFORE ISSUANCE AND DELIVERY: No person shall be entitled to the privileges of stock ownership in respect of any shares issuable upon exercise of this Option, unless and until such shares have been issued to such person as fully paid shares.

     10. REQUIREMENTS OF LAW AND OF STOCK EXCHANGES: By accepting this Option, the Grantee represents and agrees for himself and his transferees by will or the laws of descent and distribution that, unless a registration statement under the Securities Act of 1933 is in effect as to shares purchased upon any exercise of this Option, (i) any and all shares so purchased shall be


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acquired for his personal account and not with a view to or for sale in connection with any distribution, and (ii) each notice of the exercise of any portion of this Option shall be accompanied by a representation and warranty in writing, signed by the person entitled to exercise the same, that the shares are being so acquired in good faith for his personal account and not with view to or for sale in connection with any distribution.

No certificate or certificates for shares of stock purchased upon exercise of this Option shall be issued and delivered prior to the admission of such shares to listing on notice of issuance on any stock exchange or other securities market on which shares of that class are then listed, nor unless and until, in the opinion of counsel for the Company, such securities may be issued and delivered without causing the Company to be in violation of or incur any liability under any federal, state or other securities law, any requirement of any securities exchange listing agreement to which the Company may be a party, or any other requirement of law or of any regulatory body having jurisdiction over the Company.

     11. [RESERVED]

     12. RESTRICTED STOCK PROVISIONS: Shares of stock issued on exercise of this Option shall upon issuance be subject to the following restrictions (and, as used herein, "restricted stock" means shares issued on exercise of this Option which are still subject to the restrictions imposed under this paragraph that have not yet expired or terminated):

     (a) Such shares of restricted stock may not be sold or otherwise transferred or hypothecated;

     (b) If the employment of the Grantee with the Company or a subsidiary of the Company is terminated for any reason other than his death, normal or early retirement in accordance with his employer's established retirement policies and practices, or total disability, the Company (or any subsidiary designated by it) shall have the option for sixty
          (60) days after such termination of employment to purchase for cash all or any part of his restricted stock at the lesser of (i) the price paid therefor upon exercise of this Option, or (ii) the Fair Market Value (as defined herein) of the restricted stock on the date of such termination of employment. The restrictions imposed under this paragraph shall apply as well to all shares or other securities issued in respect of restricted stock in connection with any stock split, reverse stock split, stock dividend, recapitalization, reclassification, spin-off, split-off, merger, consolidation or reorganization, but such restrictions shall expire or terminate on the earliest to occur of the following:

          (i) The ninetieth (90th) day after the date on which shares of the same class of stock as such restricted stock first become Publicly Traded (as defined herein).

          (ii) The tenth (10th) anniversary of the date of grant hereof.


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          (iii) As to any shares for which the Company's (or a subsidiary's)
               sixty (60) day option to purchase upon termination of employment shall have become exercisable but shall expire without having been exercised, on the first business day of the calendar month next following the expiration of such sixty (60) day option period.

          (iv) The first business day of the calendar month next following the termination of the Grantee's employment with the Company or a subsidiary because of his death, normal or early retirement in accordance with his employer's established employment policies or practices, or total disability.

          (v) The occurrence of any event or transaction upon which this Option terminates by reason of the provisions of paragraph 5 hereof.

Any certificates evidencing shares of restricted stock may contain such legends as the Company may deem necessary or advisable to reflect and give effect to the restrictions imposed thereon hereunder.

     13.  [RESERVED]

     14. RESTRICTIONS APPLICABLE UNTIL THE COMPANY IS SUBJECT TO FEDERAL REPORTING REQUIREMENTS. Notwithstanding any other provisions of this Option, unless and until the Company has become a reporting company with respect to any class of its equity securities under the Securities and Exchange Act of 1934, as amended: (a) this Option may not be exercised prior to the calendar month in which its expiration date (see paragraph I above) occurs; (b) prior to that calendar month in which the expiration date of this Option occurs, the Company has the right, exercisable at its discretion, to cancel and purchase this Option for an amount equal to the excess, if any, of the Fair Market Value (as defined herein) of the stock subject to this Option over its exercise price; and (c) this Option may not be transferred, except upon the death of the Grantee to the Grantee's estate or the administrator(s) or executor(s) of that estate (this exception does not extend to or permit the distribution or other transfer by that estate or executor(s) or administrator(s) to the Grantee's heirs or other beneficiaries of the estate, and under the circumstances described in this paragraph any portion of this Option remaining unexercised at the time of the final distribution of that estate will then terminate). The Company's right to cancel and purchase the Option under this paragraph is exercised when the Company gives written notice to the Grantee of the cancellation and purchase of the Option under this paragraph, specifying the Fair Market Value of the stock on the basis of which payment is to be made and a date, not later than the Option's expiration date, on which the purchase price is to be paid.

     15. CERTAIN DEFINITIONS. As used in this Option: "Fair Market Value" of corporate stock shall mean:

     (a) If the stock is then Publicly Traded: The closing price of stock of that class as of the day in question (or, if such day is not a trading day in the principal securities market or markets for such stock, on the nearest preceding trading day), as reported with respect to the market (or the composite of markets, if more than one) in which shares of such stock are then traded, or, if no such closing prices are reported, on the basis of the mean between the high bid and low asked prices that day on the principal market or quotation system on which shares of such stock are then quoted, or, if not so quoted, as furnished by a professional securities dealer making a market in such stock selected by or under authority of the board of directors of the Company.

     (b) If the stock is then not Publicly Traded: The price at which one could reasonably expect such stock to be sold in an arm's length transaction, for cash, other than on an installment basis, to a person not employed by, controlled by, in control of or under common control with the issuer of such shares. Such Fair Market Value shall be that which has currently or most recently been determined for this purpose by the Company's board of directors, or at the discretion of that board by an independent appraiser or appraisers selected by the board, in either case giving due consideration to recent transactions involving shares of such stock, if any, the issuer's net worth, prospective earning power and dividend-paying capacity, the goodwill of the issuer's business, the issuer's industry position and its management, that industry's economic outlook, the values of securities of issuers whose stock is Publicly Traded and which are engaged in similar businesses, the effect of transfer restrictions to which such stock may be subject under law and under the applicable terms of any contract governing such stock, the absence of a public market for such stock and such other matters as the board or its appraiser or appraisers deem pertinent. The determination by the Company's board of directors or its appraiser or appraisers of the Fair Market Value shall, if not unreasonable, be conclusive and binding notwithstanding the possibility that other persons might make a different, and also reasonable, determination. If the Fair Market Value to be used was thus fixed more than sixteen months prior to the day as of which Fair Market Value is being determined, it shall in any event be no less than the book value of the stock being valued at the end of the most recent period for which financial statements of the issuer are available.

Corporate stock is "Publicly Traded" if stock of that class is listed or admitted to unlisted trading privileges on a national securities exchange or on the NASDAQ National Market or if sales or bid and offer quotations are reported for that class of stock in the automated quotation system ("NASDAQ") operated by the National Association of Securities Dealers, Inc. ("NASD").

     16. STOCK OPTION PLAN: This Option is subject to, and the Company and the Grantee agree to be bound by, all of the terms and conditions of the Company's Stock Option Plan under which this Option was granted, as the same shall have been amended from time to time in accordance with the terms thereof, provided that no such amendment shall deprive the Grantee, without his consent, of this Option or any of his rights hereunder. Pursuant to said Plan, the board of directors of the Company or its Committee established for such purposes is vested with final authority to interpret and construe the Plan and this Option, and is authorized to adopt rules and regulations for carrying out the Plan. A copy of the Plan in its present form is available for inspection during business hours by the Grantee or other persons entitled to exercise this Option at the Company's principal office.

     17. NOTICES: Any notice to be given to the Company shall be addressed to the Company in care of its Secretary at its principal office, and any notice to be given to the Grantee shall be addressed to him at the address given beneath his signature hereto or at such other address as the Grantee may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fee prepaid, in a post office or branch post office regularly maintained by the United States Postal Service.

     18. LAWS APPLICABLE TO CONSTRUCTION: This Agreement has been executed and delivered by the Company in Washington, and this Agreement shall be construed and enforced in accordance with the laws of said State.

     IN WITNESS WHEREOF, the Company has granted this Option on the date of grant specified above.

                                                      FREEI NETWORKS, INC.

                                                      By
                                                        ------------------------

                                                      Its:
                                                          ----------------------

------------------------
Signature

------------------------
Grantee

------------------------
Street Address

------------------------
City and State


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